UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 4, 2007
LIGHTING SCIENCE GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2100 McKinney Avenue, Suite 1515, Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 382-3630
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Form 8-K/A amends Item 9.01 contained in the Form 8-K filed by Lighting Science Group Corporation on October 11, 2007. This Form 8-K/A provides the audited consolidated financial statements of LED Effects, Inc. (“LED Effects”), the predecessor entity of LED Holdings, LLC (“LED Holdings”), for the years ended December 31, 2005 and December 31, 2006 and for the 163-day period ended June 13, 2007. Additionally, this Form 8-K/A provides the audited consolidated financial statements of LED Holdings for the 78-day period from June 14, 2007 through August 31, 2007.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired.
     The audited consolidated financial statements of LED Effects for the years ended December 31, 2005 and December 31, 2006 and for the 163-day period ended June 13, 2007 are filed as Exhibit 99.2 hereto. The audited consolidated financial statements of LED Holdings for the 78-day period from June 14, 2007 through August 31, 2007 are filed as Exhibit 99.3 hereto.
     (d) Exhibits.

Exhibit
No.	Description of Exhibit
99.2	Audited Consolidated Financial Statements of LED Effects, Inc.

99.3	Audited Consolidated Financial Statements of LED Holdings, LLC

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION
Date: December 7, 2007	By:	/s/ Govi Rao
		Name:	Govi Rao
		Title:	Chief Executive Officer

INDEX OF EXHIBITS

Exhibit
No.	Description of Exhibit
99.2	Audited Consolidated Financial Statements of LED Effects, Inc.

99.3	Audited Consolidated Financial Statements of LED Holdings, LLC